Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group Announces Closing of HotPlay Acquisition with NASDAQ Approval for NextPlay Technologies Listing

SUNRISE, FL – July 7, 2021 – Monaker Group, Inc. (NASDAQ: MKGI), a technology solutions company building a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, is pleased to announce it has received NASDAQ approval for NextPlay Technologies listing and, that effective on June 30, 2021, closed the transactions previously contemplated by the Share Exchange Agreement entered into between the company, HotPlay Enterprise Limited (“HotPlay”) and its stockholders, by issuing 52,000,000 shares of the Company’s common stock to the HotPlay stockholders in exchange for 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the company).

HotPlay Enterprise Limited is a provider of in-game, AI-powered advertising technology and online-to-offline couponing solutions that are also equipped with a hyper-local insertion capability.

Monaker plans to complete a name change to NextPlay Technologies shortly, and the company believes it is now in a position to grow by capitalizing on the synergies of our growing ecosystem of technology platforms that includes AI-powered AdTech, Digital Connected TV (with a reach to approximately 50 million end-users), travel, gaming, FinTech and cryptocurrency banking. The NextPlay ecosystem connects companies and brands to consumers across multiple interactive media channels, including SmartTVs, PCs, laptops, tablets, and smartphones.

“Our offerings are expected to feature high-margin AdTech and blockchain solutions capable of reaching global consumers through virtually all connected devices,” stated Monaker CEO, William Kerby.

HotPlay CEO Nithinan (Jessie) Boonyawattanapisut, commented, “This transformative combination brings together Hotplay and Monaker’s recently acquired media and fintech platforms. This integration provides us with more refined and specific information about user demographics through the overlay of geographic information about their neighborhood and, in some cases, subscription choices and spending patterns. All these help us identify who should be served with which ads more accurately. We believe we are now able to make several game-changing moves to create tremendous synergies across our digital platforms and take advantage of the vast opportunities for growth and expansion we see ahead of us.”

The company has taken steps to change its name to NextPlay Technologies and trade under the stock symbol NXTP on NASDAQ which the company expects to occur by next week, if not sooner, with a new CUSIP: 65344G102. Current shareholders do not need to take any action regarding the name or ticker symbol change. The company’s new website at www.nextplaytechnologies.com is planned for launch by July 12, 2021.

Further details about the HotPlay closing will be available in an upcoming Monaker Group Form 8-K filing with the U.S. Securities and Exchange Commission and available at monakergroup.com.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company building a next-generation enterprise through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit monakergroup.com and follow us on Twitter and Linkedin @MonakerGroup.

About HotPlay Enterprise Limited

HotPlay Enterprise Limited is a next generation in-game advertising (IGA) company established as a strategic collaboration from top tier professionals in the key industries of technology, multimedia, games, and entertainment. HotPlay leverages proprietary artificial intelligence to reach, engage and convert gamers by seamlessly integrating native ads and non-intrusive digital coupons redeemable through both online and offline channels. Its AdTech is built to connect advertising partners with the 2.7 billion gamers worldwide, delivering campaign performance tracking in real time. For more information, go to hotplay.games.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our ability to complete the acquisition of control of International Financial Enterprise Bank (IFEB) promptly and on the terms disclosed; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and IFEB (assuming the acquisition is closed); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with dilution to existing shareholders; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Company Contacts:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com

HotPlay Enterprise Limited

Nithinan (Jessie) Boonyawattanapisut

Chief Executive Officer

nithinan@hotplay.games